SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[   ] Definitive Information Statement

LIVESTAR ENTERTAINMENT GROUP, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[   ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)     Title of each class of securities to which transaction applies: N/A

(2)     Aggregate number of securities to which transaction applies: N/A

(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)     Proposed maximum aggregate value of transaction: N/A

(5)     Total fee paid: N/A

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

(2)     Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

LIVESTAR ENTERTAINMENT GROUP, INC.

400 – 62 West 8th AvenueVancouver,
British Columbia, V5Y 1M7

NOTICE OF ACTION TO BE TAKENWITHOUT
A SHAREHOLDER MEETING

AUGUST 6, 2004

To the Shareholders of Livestar Entertainment Group, Inc.:

The attached Information Statement is being delivered to you pursuant to Regulation 14C of the Securities Exchange Act of 1934 (the “Exchange Act”).

Further, this Information Statement is circulated to advise the stockholders of action already approved by written consent of a stockholder who holds a majority of the voting power of our common stock and in accordance with the requirements of Section 14(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14(f) thereunder. Pursuant to Rule 14c-2 under the Exchange Act, the proposal will not be effective until 20 days after the date this Information Statement is mailed to the stockholders. Therefore, this Information is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXYAND
YOU ARE REQUESTED NOT TO SEND US A PROXY

The action to be effective twenty days after the mailing of this Information Statement is as follows:

The approval of a reverse stock split of the Company’s Common Stock so that for up to each thousand (1,000) shares of the Company’s Common and Preferred Stock ($0.0001 par value) that were issued and outstanding as of _________, 2004 (the “Record Date”), all said shares are to be converted into one (1) share of the Company’s Common and Preferred Stock with all fractional shares rounded up to the next whole share (the “Reverse Split”) except that the Reverse Split shall not affect the shareholdings of those shareholders holding one hundred (100) or fewer shares of record as of the Record Date.

I encourage you to read the Information Statement thoroughly, but you need not take any action at this time. No vote will take place because all required stockholder approvals have been obtained.

Thank you for your continued interest in and support of Livestar Entertainment Group, Inc.

Sincerely,

/s/ “Ray A. Hawkins”
Ray A. Hawkins, PresidentAugust
6, 2004

LIVESTAR ENTERTAINMENT GROUP, INC.

400 – 62 West 8th AvenueVancouver,
British Columbia, V5Y 1M7

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXYAND
YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS	IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This Summary does not contain all the information that is important to you.

On August 5, 2004, the holder of approximately 75% of the voting power of the outstanding shares of the Company’s Common and Preferred Stock (par value $0.0001) voted to approve:

The reverse split of the Company’s Common and Preferred Stock (par value $0.0001) so that upon effectuation of the split, one (1) New Share of the Company’s Common and Preferred Stock will be issued for up to each thousand (1,000) shares of the Company’s Common and Preferred Stock currently issued and outstanding with each fractional share rounded up to the next whole share (the “Reverse Split”) except that the Reverse Split shall not affect the shareholdings of those shareholders holding one hundred (100) or fewer shares of record as of the Record Date.

Prior to the Reverse Split, the Company had 2,144,468,337 common shares, 875,000 Series A convertible preferred shares and 60,000,000 Series B convertible preferred shares of the Company’s Common and Preferred Stock outstanding. The Company has no intention of becoming a private company and there are no plans to “take the Company private”.

To more fully understand these matters affecting Livestar Entertainment Group, Inc., a Nevada corporation (the “Company”), you should carefully read the entire Information Statement, which is first being mailed to stockholders on or about August 16, 2004 and it is accompanied by a Form 10-KSB Annual Report for the fiscal year ended December 31, 2003 attached hereto and incorporated herein as Annex A.

THE COMPANY HAS NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT AND, IF GIVEN OR MADE, YOU MUST NOT RELY UPON SUCH INFORMATION OR REPRESENTATION AS HAVING BEEN AUTHORIZED BY US OR BY ANY OTHER PERSON.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and in accordance with the Exchange Act, the Company files reports, proxy statements, and other information with the U.S. Securities and Exchange Commission (the “Commission”). You may inspect and copy of the reports, proxy statements, and other information filed by us with the Commission at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and as well as the Commission’s Regional Offices. You may also call the Commission at 1-800-SEC-0330 for more information about the public reference room, how to obtain copies of documents by mail or how to access documents electronically on the Commission’s Web Site at (http://www.sec.gov).

SUMMARY

The following is a summary of certain information contained elsewhere in this Information Statement. Reference is made to, and this Summary is qualified in its entirety by the more detailed information contained in this Information Statement and the attached annexes. Unless otherwise defined, capitalized terms used in this Summary have the meanings ascribed to them elsewhere in this Information Statement. You are urged to read this Information Statement and the Annexes in their entirety.

THE STOCKHOLDER CONSENT

STOCKHOLDER VOTES WILL NOT BE SOLICITED. The General Corporation Law of Nevada allows the Company to take the following actions as authorized by a resolution adopted by the holders of the majority of our outstanding stock entitled to vote thereon. The action approved by a majority of the Company’s shareholders on _____________, 2004 (the “Record Date”) were as follows: approve the reverse split of the Company’s Common and Preferred Stock (par value $0.0001) so that upon effectuation of the split, one (1) New Share (of the Company’s Common and Preferred Stock) will be issued for up to each thousand (1,000) shares of the Company’s Common and Preferred Stock then currently issued and outstanding with each fractional share rounded up to the next whole share (the “Reverse Stock Split”) except that the Reverse Split shall not affect the share holdings of those shareholders holding of record one hundred (100) or fewer shares as of the Record Date. The above resolution was duly adopted by the holder of the majority of our outstanding stock entitled to vote thereon, namely, Ray A. Hawkins, who owned common and preferred stock giving him the voting power of 3,002,592,324 pre-split shares which represented approximately 75% of the Company’s Common Stock (par value $0.0001). No vote of any other stockholder is necessary and stockholder votes are not being solicited.

THE COMPANY Livestar Entertainment Group, Inc. (formerly, RRUN Ventures Network Inc., RRUN Ventures Inc., United Management Inc.) (the "Company") is incorporated in the State of Nevada and is in the Amusement Services Sector of the Entertainment Industry. The Company has no plans of becoming a private company and there are no plans to "take the Company private".

THE REVERSE SPLIT OF THE As of August 5, 2004, the Company had 2,144,468,337 common shares, 875,000 COMPANY’S COMMON STOCK Series A convertible preferred shares and 60,000,000 Series B convertible preferred shares of the Company’s Common and Preferred Stock (par value $0.0001) outstanding. The combined voting power of the Company’s outstanding stock is 5,179,468,337 shares and requires shareholder approval of 50% +1 share. The Company established ______, 2004 as the record date (the “Record Date”) for the reverse split of the Company’s Common Stock. Under the terms of the Reverse Split, the Company will issue one (1) new share (the “New Share”) of the Company’s Common and Preferred Stock for up to each thousand (1,000) shares (the “Old Shares”) of the Company’s Common and Preferred Stock held as of the Record Date (the “Reverse Split”). All fractional share amounts resulting from the Reverse Split were rounded up to the next whole New Share. The Reverse Split did not affect the share holdings of those shareholders holding of record one hundred (100) or fewer shares as of the Record Date. Prior to the Reverse Split, there were 2,144,468,337 common shares, 875,000 Series A convertible preferred shares and 60,000,000 Series B convertible preferred shares outstanding.

The Reverse Split, as approved by a majority shareholder of the Company, Ray A. Hawkins, will likely impact the Company in several respects. First, the number of Common Shares outstanding was reduced from 2,144,468,337 to approximately 2,144,469, the number of Series A Convertible Preferred Shares was reduced from 875,000 to 875, the number of Series B Convertible Preferred Shares from 60,000,000 to 60,000 (after taking into account shares issued to round up any fractional share amounts and the lack of any impact on shareholders whose holdings, of record, were one hundred (100) or fewer shares). Please note that the post-consolidation numbers may vary depending on the final and determined ratio for consolidation. Since the Company’s Certificate of Incorporation authorizes an aggregate of 10,000,000,000 common shares and 200,000,000 preferred shares and before the Reverse Split 2,144,468,337 of common shares, 875,000 Series B convertible preferred shares and 60,000,000 Series B convertible preferred shares had been issued, the reduction in the number of issued and outstanding shares will allow the Company’s Board of Directors to issue additional shares of the Company’s Common Stock to raise capital, to effect a merger or acquisition of an existing business, and for compensation of employees and consultants. Secondly, the Company believes that if the Company is able to successfully develop or acquire its business, there is some possibility that the trading range for the Company’s Common Stock may be at a higher level with fewer shares outstanding.

THE STOCKHOLDER CONSENT

The Nevada General Corporation Law permits the holders of a majority of the shares of its outstanding voting stock to approve and authorize actions by written consent of a majority of the shares outstanding as if the action were undertaken at a duly constituted meeting of the Company’s shareholders. Ray A. Hawkins owned common and preferred shares giving him the voting power of 3,002,592,324 pre-split shares of the Company’s Common and Preferred Stock which represented approximately 75% of the voting power of the Company’s Common Stock (par value $0.0001) and he approved the Reverse Split of the Company’s Common Stock on August 5, 2004. Accordingly, no vote of any other stockholder is necessary and stockholder votes are not being solicited.

Security Ownership of Management and Certain Beneficial Owners

The following table lists as of June 30, 2004, the beneficial ownership of Livestar’s common stock by each person known by Livestar to beneficially own more than 5% of Livestar’s common stock outstanding and by the officers and directors of Livestar as a group. Except as otherwise indicated, all shares are owned directly. Livestar knows of no other person who is the beneficial owner of more than five percent of Livestar’s common stock. Unless specifically indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title Of Class	Name And Address Of	Amount	Percent
	Beneficial Owner

Common Stock	550605 B.C. Ltd.
	400 - 62 West 8th Avenue	2,814,000(1)	0.28%
	Vancouver, B.C.
	V5Y 1M7

Common Stock and	Ray A. Hawkins
Series B Convertible	71 - 1075 Granville Street	62,592,324(3)(4)	5.93%
Preferred Stock	Vancouver, B.C.
	V6Z 1L4

Common Stock	RYM Management Ltd.
	71 - 1075 Granville Street	630,000(2)	0.06%
	Vancouver, B.C.
	V6Z 1L4

Common Stock	Edwin Kwong
	5 - 744 West 7th Avenue	2,439,608(3)	0.25%
	Vancouver, B.C.
	V5Z 1B8

Series A Convertible	VANTECH Securities Ltd.
Preferred Stock	104B, Saffrey Square, Bank Lane	35,000,000(5)	3.52%
	Nassau, Bahamas

All LIVESTAR
directors and		65,031,932(3)	3.17%
officers as a group
(2 persons)

(1)     Ray A. Hawkins owns 74% of 550605 B.C. Ltd. (2) Ray A. Hawkins owns 100% of RYM Management Ltd.

(3)     Includes shares issuable upon the exercise of options within 60 days.

(4)     Includes shares issuable upon the conversion of 60,000,000 Series B Preferred Shares, with the Conversion Rights of 1 Common Shares to 1 Preferred Share. (5) Includes shares issuable upon the conversion of 875,000 Series A Preferred Shares, with the Conversion Rights of 40 Common Shares to 1 Preferred Share.

All of the amounts shown are computed before giving effect to the Reverse Split of the Company’s Common and Preferred Stock approved by a majority of the Company’s shareholders on August 5, 2004.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

The percentage interest of Ray A. Hawkins who currently owns and controls the voting power of approximately 75% of the Company’s common and preferred stock and who, with the officers and directors of the Company, collectively control approximately 80% of the Company’s Common Stock were not and will not be changed or affected in any way as a result of the Reverse Split.

The Company is not aware of any director who has or will oppose the Reverse Split or any other persons who have expressed, in writing, any opposition to the Reverse Split.

Proposals by Security Holders

The Company’s Board of Directors does not know of any matters that are to be presented to the stockholders for their approval and consent pursuant to the written consent of stockholders other than those referred to in this Information Statement.

Delivery of Documents to Security Holders Sharing an Address

One (1) Information Statement will be delivered to multiple stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders. Upon receipt of such notice, the Company will undertake to deliver promptly a separate copy of the Information Statement to the stockholder at the shared address to which a single copy of the documents was delivered and provide instructions as to how the stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement. In the event a stockholder desires to provide such a notice to the Company such notice may be given verbally by telephoning the Company’s offices at (604) 682-6541 or by mail to the Company’s mailing address at 400 – 62 West 8th Avenue, Vancouver, British Columbia, V5Y 1M7.

By Order of the Board of Directors,

/s/ “Ray A. Hawkins”
Ray A. Hawkins, President & DirectorAugust
6, 2004